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                                   EXHIBIT 4.1

                      SPECIMEN CERTIFICATE OF COMMON STOCK




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NUMBER                                                                    SHARES

------                                                                    ------


                                 INPURPLE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       AUTHORIZED CAPITAL STOCK 2,500,000 SHARES PAR VALUE $.001 PER SHARE




         THIS CERTIFIES THAT _______________________________________________  IS
                                   (SEE REVERSE FOR CERTAIN DEFINITIONS)

THE OWNER OF ___________________________________________________________  SHARES

 OF THE CAPITAL STOCK OF

                                 INPURPLE, INC.

FULL PAID AND NON-ASSESSABLE, TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS, AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS __________________ DAY OF _____________________, A.D.______________



___________________________________     ________________________________________
                       Secretary                                  President



                                     [Seal]



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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common       UNIF GIFT MIN ACT -_Custodian____under
     TEN ENT - as tenants by the enntireties                 (Cust) (Minor)
     JT TEN - as joint tenants with right of survivorship
         And not as tenants in common     Uniform Gifts to Minors Act___________
                                                                       (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 _____________________________________
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                                          ______________________________________


________________________________________________________________________________

SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

       DATED __________________________

                      IN PRESENCE OF     _______________________________________


_______________________________________

NOTICE: The signature of this Assignment must correspond with the name as Written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.



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